UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 9, 2014

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders on May 8, 2014.  The following proposals were submitted to the holders of the Company's common stock for a vote:

1.	The election of four nominees to the Board of Directors;
2.	The amendment of our bylaws to provide for the annual election of all directors;
3.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014;
4.	To approve, on an advisory basis, the Company's 2013 compensation of its named executive officers;
5.	To consider a stockholder proposal to adopt a policy that limits the acceleration of vesting on equity awards granted to named executive officers in the event of a change in control; and
6.	To consider a stockholder proposal to ask the Board to adopt and present for stockholder approval, a "proxy access" bylaw.

44,303,740 shares of the Company's common stock were represented at the meeting or 93% of the Company's voting capital stock.  2,525,439 of the 44,303,740 shares were broker non-votes and were only included in the results on proposal 3.

The results of such votes were as follows:

1.	The following votes were cast in the election of the four nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Total

M. Jay Allison	38,472,620	3,305,681	41,778,301
David W. Sledge	38,747,861	3,030,440	41,778,301
Jim. L. Turner	39,145,526	2,632,775	41,778,301
Elizabeth B. Davis	39,029,749	2,748,552	41,778,301

2.	The following votes were cast in the proposal to amend our bylaws to provide for the annual election of all directors:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

38,585,836	3,029,838	162,627	41,778,301

3.	The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

43,713,799	425,588	164,353	44,303,740

4.	The following votes were cast in the advisory vote on executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

38,774,241	2,761,010	243,050	41,778,301

5.
The following votes were cast in the stockholder proposal to adopt a policy that limits the acceleration of vesting on equity awards granted to named executive officers in the event of a change in control:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

16,521,941	25,063,215	193,145	41,778,301

6.	The following votes were cast in the stockholder proposal to ask the Board to adopt and present for stockholder approval, a "proxy access" bylaw:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

19,616,622	21,966,730	194,949	41,778,301

The Board of Directors reaffirmed its previous determination that an advisory vote on the Company's executive compensation will be held annually until the next required vote on the frequency of such votes.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: May 9, 2014	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President, Chief Financial Officer and Corporate Secretary